Exhibit 10.2

August 26, 2025

Tharimmune, Inc.

34 Shrewsbury Avenue

Suite 1C

Red Bank, NJ 07701

Dear Mr. Sireesh Appajosyula,

This agreement (the “Agreement”) constitutes the agreement between and among Tharimmune, Inc., a Delaware corporation (the “Company”), President Street Global, LLC (“President Street”) and RF Lafferty & Co., Inc. (“RF Lafferty” and together with President Street, the “Placement Agents”), that the Placement Agents shall serve as the exclusive co-placement agents for the Company, on a “reasonable best efforts” basis (a “Placement”), in connection with the proposed offering of securities (the “Securities”) of the Company. The terms of such Placement and the Securities shall be mutually agreed upon by the Company and the Placement Agents and, if a direct placement, the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein grants the Placement Agents the power or authority to bind the Company or any Purchaser or creates an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that each of the Placement Agent’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agents to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of the Placement Agents with respect to securing any other financing on behalf of the Company. Each of the Placement Agents may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Placement.

The sale of Securities to any Purchaser will be evidenced by a purchase agreement (“Purchase Agreement”) between the Company and such Purchaser, if required by the Purchaser, in a form reasonably satisfactory to the Company and the Placement Agents. Prior to the signing of any Purchase Agreement, officers of the Company with responsibility for financial affairs will be reasonably available to answer inquiries from prospective Purchasers.

Notwithstanding anything herein to the contrary, in the event that any of the Placement Agents determines that any of the terms provided for hereunder shall not comply with a FINRA rule, including, but not limited to, FINRA Rule 5110, then the Company shall agree to amend this Agreement in writing upon the request of any of the Placement Agents to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company.

SECTION 1. Compensation and other Fees.

As compensation for the services provided by the Placement Agents hereunder, the Company agrees to pay to the Placement Agents the fees set forth below with respect to the Placement:

A cash fee payable immediately upon the closing of the Placement equal to ten percent (10.0%) of the aggregate gross proceeds raised in the Placement on the Closing Date from the sale of Securities (the “Cash Fee”) of which seven percent (7.0%) of the Cash Fee shall be paid to President Street and three percent (3.0%) of the Cash Fee shall be paid to RF Lafferty.

Tharimmune, Inc.

August 26, 2025

SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company makes to the Placement Agents all of the representations and warranties which the Company makes to the Purchasers in the Purchase Agreement, and in addition makes the following representation:

FINRA Affiliations. Except as described in Exhibit A hereto, there are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company, except as set forth in the Company’s public filings under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission (the “SEC Filings”).

SECTION 3. REPRESENTATIONS OF PLACEMENT AGENTS. Each of the Placement Agents represents and warrants that it is (i) a member in good standing of FINRA, (ii) registered as a broker/dealer under the Securities Exchange Act of 1934 (the “Exchange Act”), and (iii) licensed as a broker/dealer under the laws of the States applicable to the offers and sales of Securities by such Placement Agent. Each of the Placement Agents will immediately notify the Company in writing of any change in its status as such. Each of the Placement Agents covenants that it will use its reasonable best efforts to conduct the Transaction hereunder in compliance with the provisions of this Agreement and the requirements of applicable law. Except as required by law or as contemplated by this agreement, each of the Placement Agents will keep confidential all material nonpublic information, including information regarding the Transaction contemplated hereunder, provided to it by the Company or its affiliates or advisors and use such information only for the purposes contemplated herein.

SECTION 4. INDEMNIFICATION. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached hereto as Addendum A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

SECTION 5. ENGAGEMENT TERM AND EXCLUSIVITY

(i)	The Placement Agents’ engagement hereunder shall become effective on the date hereof and shall continue until the Closing Date (such date, the “Termination Date”).

(ii)	The Company agrees that, during the term of this Agreement, it shall not engage any other placement agent, financial advisor, broker-dealer, or similar intermediary to act in connection with the Offering without the prior written consent of the Placement Agents. Additionally, for a period of twelve (12) months following the closing of the Offering, the Company agrees that it shall not engage any other party to act as placement agent, underwriter, or financial advisor in connection with any private placement or public offering of its securities, unless President Street has first been offered in writing the exclusive opportunity to act in such capacity on terms and conditions substantially similar to those being offered to a third party. President Street shall have ten (10) business days from receipt of such written notice to accept such engagement on the terms proposed. If President Street declines or fails to respond within such period, the Company may proceed with the proposed transaction on the terms described, but not on terms materially more favorable to the third party, unless President Street is offered the revised terms.

Tharimmune, Inc.

August 26, 2025

(iii)	If within twelve (12) months following a closing of the Placement or termination, the Company completes any financing of equity, equity-linked or convertible securities with any of the Purchasers in this Placement or with potential purchasers introduced to the Company by President Street in connection with a Placement, then the Company will pay President Street upon the closing of such financing the compensation set forth in Section 1 herein.

(iv)	Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Company’s obligations to pay fees and reimburse expenses earned or due prior to the termination of the Agreement contained herein and the Company’s obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement. President Street agrees not to use any confidential information concerning the Company provided to President Street by the Company for any purposes other than those contemplated under this Agreement.

SECTION 6. PLACEMENT AGENT INFORMATION. The Company agrees that any information or advice rendered by the Placement Agents in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without the Placement Agent’s prior written consent.

SECTION 7. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that each of the Placement Agents is and shall not be construed to be a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of the Placement Agents hereunder, all of which are hereby expressly waived.

SECTION 8. CLOSING. The obligations of the Placement Agents and the closing of the sale of the Securities hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(A) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to the Placement Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(B) The Placement Agents shall have received from outside counsel to the Company such counsel’s written opinion, addressed to the Placement Agents and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agents.

Tharimmune, Inc.

August 26, 2025

(C) Neither the Company nor any of its Subsidiaries (i) shall have sustained since the date of the latest audited financial statements of the Company included in the SEC Filings, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the SEC Filings, and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, otherwise than as set forth in or contemplated by the SEC Filings, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agents, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Purchase Agreement.

(D) The common stock of the Company is registered under the Exchange Act.

(E) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(F) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Placement.

(G) The Company shall have entered into Purchase Agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company as agreed between the Company and the Purchasers.

(H) Prior to the Closing Date, the Company shall have furnished to the Placement Agents such further information, certificates and documents as the Placement Agents may reasonably request.

SECTION 9. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Tharimmune, Inc.

August 26, 2025

SECTION 10. ENTIRE AGREEMENT/MISCELLANEOUS. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by each of the Placement Agents and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Securities, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a “.pdf” format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

SECTION 11. CONFIDENTIALITY. Each of the Placement Agents (i) will keep the Confidential Information (as such term is defined below) confidential and will not (except as required by applicable law or stock exchange requirement, regulation or legal process), without the Company’s prior written consent, disclose to any person any Confidential Information, and (ii) will not use any Confidential Information other than in connection with its evaluation of the Transaction. Each of the Placement Agents further agrees to disclose the Confidential Information only to its respective Representatives who need to know the Confidential Information for the purpose of evaluating the Transaction, and who are informed by each of the Placement Agents of the confidential nature of the Confidential Information. The term “Confidential Information” shall mean, all confidential, proprietary and non-public information (whether written, oral or electronic communications) furnished by the Company to the Placement Agents or its respective Representatives in connection with President Street’s evaluation of the Transaction. The term “Confidential Information” will not, however, include information which (i) is or becomes publicly available other than as a result of a disclosure by the Placement Agents or its respective Representatives in violation of this Agreement, (ii) is or becomes available to the Placement Agents or any of its respective Representatives on a nonconfidential basis from a third-party, (iii) is known to the Placement Agents or any of its respective Representatives prior to disclosure by the Company or any of its Representatives, (iv) is or has been independently developed by the Placement Agents and/or its respective Representatives without use of any Confidential Information furnished to it by the Company, or (v) is required to be disclosed pursuant to applicable legal or regulatory authority. The term “Representatives” shall mean a party’s directors, board committees, officers, employees, financial advisors, attorneys and accountants. This provision shall be in full force until the earlier of (a) the date that the Confidential Information ceases to be confidential and (b) two years from the date hereof.

SECTION 12. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

[Signature page follows]

Tharimmune, Inc.

August 26, 2025

We are excited about this equity offering and look forward to working with you. Please confirm that the foregoing correctly sets forth our agreement by signing and returning the enclosed copy of this Agreement.

Very truly yours,

President Street GLOBAL, LLC

By:	/s/ Ben Fabrikant
Name:	Ben Fabrikant
Title:	Chief Executive Officer

RF LAFFERTY & CO. INC.

By:	/s/ Robert Hackel
Name:	Robert Hackel
Title:	Chief Operating Officer

Accepted and Agreed to as of

the date first written above:

THARIMMUNE, INC.

By:	/s/ Sireesh Appajosyula
Name:	Sireesh Appajosyula
Title:	Chief Executive Officer

Address for notice:

Tharimmune, Inc.

34 Shrewsbury Avenue

Suite 1C

Red Bank, NJ 07701

Tharimmune, Inc.

August 26, 2025

ADDENDUM

INDEMNIFICATION PROVISIONS

In connection with the engagement of the President Street Global, LLC (“President Street”) and RF Lafferty & Co., Inc. (“RF Lafferty” and together with President Street, the “Placement Agents”) by Tharimmune, Inc. (the “Company”) pursuant to this Agreement, the Company hereby agrees as follows:

1.	To the extent permitted by law, the Company will indemnify the Placement Agents and each of its affiliates, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to the Agreement, except, with regard to the Placement Agents, to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from the Placement Agent’s willful misconduct or gross negligence in performing the services described herein, as the case may be.

2.	Promptly after receipt by any of the Placement Agents of notice of any claim or the commencement of any action or proceeding with respect to which such Placement Agent is entitled to indemnity hereunder, such Placement Agent will notify the Company in writing of such claim or of the commencement of such action or proceeding, and the Company will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to such Placement Agent and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, such Placement Agent will be entitled to employ counsel separate from counsel for the Company and from any other party in such action if counsel for such Placement Agent reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such Placement Agent. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Company. The Company will have the exclusive right to settle the claim or proceeding provided that the Company will not settle any such claim, action or proceeding without the prior written consent of such Placement Agent, which will not be unreasonably withheld, unless such settlement (x) includes an unconditional release of such Placement Agent from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of such Placement Agent.

3.	The Company agrees to notify the Placement Agents promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by the Agreement.

4.	If for any reason the foregoing indemnity is unavailable to the Placement Agents or insufficient to hold the Placement Agents harmless, then the Company shall contribute to the amount paid or payable by such Placement Agent, as the case may be, as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand, and such Placement Agent on the other, but also the relative fault of the Company on the one hand and such Placement Agent on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, such Placement Agent’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by such Placement Agent under the Agreement (excluding any amounts received as reimbursement of expenses incurred by such Placement Agent).

Tharimmune, Inc.

August 26, 2025

5.	These Indemnification Provisions shall remain in full force and effect whether or not the transaction contemplated by the Agreement is completed and shall survive the termination of the Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under the Agreement or otherwise.

Very truly yours,

President Street GLOBAL, LLC

By:	/s/ Ben Fabrikant
Name:	Ben Fabrikant
Title:	Chief Executive Officer

RF LAFFERTY & CO. INC.

By:	/s/ Robert Hackel
Name:	Robert Hackel
Title:	Chief Operating Officer

Accepted and Agreed to as of

the date first written above:

THARIMMUNE, INC.

By:	/s/ Sireesh Appajosyula
Name:	Sireesh Appajosyula
Title:	Chief Executive Officer

Address for notice:

Tharimmune, Inc.

34 Shrewsbury Avenue

Suite 1C

Red Bank, NJ 07701

Tharimmune, Inc.

August 26, 2025

Exhibit A

Potential Conflict of Interest. Each Purchaser has been informed and acknowledges that Vincent LoPriore, an investment manager at Gravitas Capital LP (the largest shareholder of the Company), is also an indirect owner of the holding company of President Street Global, LLC, a FINRA-registered broker-dealer engaged as placement agent in this offering of the Securities. President Street Global is receiving a monthly retainer and a success fee in connection with this transaction. Mr. LoPriore may indirectly benefit from such compensation and may be deemed to have a conflict of interest in this offering of Securities.